Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “BUSINESS ― OGLETHORPE POWER CORPORATION ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2018, 2019 and 2020, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2020 Avg. Monthly Residential Rev. ($) 142.11 133.05 142.92 138.15 132.92 171.42 128.96 124.22 134.02 175.42 Avg. Monthly Residential kWh 1,062 1,170 1,155 1,140 1,268 1,252 1,115 1,185 1,204 1,213 Avg. Residential Rev.(cents per kWh) 13.38 11.37 12.38 12.12 10.48 13.69 11.57 10.48 11.13 14.47 Times Interest Earned Ratio (1) 3.38 2.89 2.49 3.71 2.03 3.85 3.55 2.39 3.28 1.30 Equity / Assets (1) 54% 44% 47% 44% 32% 39% 41% 45% 46% 33% Equity / Total Capitalization (1) 60% 59% 59% 51% 38% 44% 52% 53% 56% 38% 2019 Avg. Monthly Residential Rev. ($) 145.62 138.93 145.41 144.06 134.37 171.97 129.66 129.66 142.86 180.84 Avg. Monthly Residential kWh 1,073 1,237 1,174 1,203 1,319 1,235 1,168 1,216 1,271 1,253 Avg. Residential Rev.(cents per kWh) 13.57 11.23 12.38 11.98 10.19 13.92 11.10 10.66 11.24 14.44 Times Interest Earned Ratio (1) 2.93 2.04 2.76 2.77 2.27 2.60 3.44 2.85 3.84 1.33 Equity / Assets (1) 56% 44% 49% 45% 33% 38% 42% 46% 46% 34% Equity / Total Capitalization (1) 62% 60% 57% 53% 39% 43% 51% 53% 53% 39% 2018 Avg. Monthly Residential Rev. ($) 146.46 139.84 144.42 145.49 132.10 173.15 130.00 132.33 141.41 183.37 Avg. Monthly Residential kWh 1,093 1,252 1,215 1,231 1,339 1,273 1,190 1,226 1,289 1,304 Avg. Residential Rev.(cents per kWh) 13.40 11.17 11.89 11.82 9.87 13.60 10.92 10.79 10.97 14.06 Times Interest Earned Ratio (1) 2.67 2.11 2.23 3.19 2.00 4.51 2.72 2.23 2.66 1.29 Equity / Assets (1) 54% 45% 47% 46% 34% 37% 41% 44% 45% 33% Equity / Total Capitalization (1) 60% 61% 56% 51% 42% 41% 50% 52% 53% 38% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2020 Avg. Monthly Residential Rev. ($) 125.72 158.97 152.40 123.05 134.64 134.78 144.95 137.93 137.23 128.28 Avg. Monthly Residential kWh 1,220 1,265 1,097 1,176 1,041 1,107 1,045 1,206 1,117 962 Avg. Residential Rev.(cents per kWh) 10.31 12.56 13.89 10.46 12.94 12.17 13.86 11.44 12.29 13.34 Times Interest Earned Ratio (1) 2.77 2.32 4.72 2.62 2.36 5.07 1.91 3.14 1.97 2.03 Equity / Assets (1) 54% 39% 46% 47% 38% 47% 35% 46% 33% 40% Equity / Total Capitalization (1) 69% 47% 55% 53% 52% 61% 39% 54% 42% 48% 2019 Avg. Monthly Residential Rev. ($) 129.61 161.97 143.68 124.57 136.32 148.86 150.82 139.40 138.84 135.16 Avg. Monthly Residential kWh 1,237 1,283 1,128 1,235 1,041 1,132 1,071 1,253 1,158 987 Avg. Residential Rev.(cents per kWh) 10.47 12.62 12.74 10.08 13.09 13.15 14.08 11.12 11.99 13.70 Times Interest Earned Ratio (1) 2.66 2.21 2.99 3.42 2.24 3.97 1.65 2.73 2.14 1.71 Equity / Assets (1) 56% 39% 44% 49% 39% 44% 33% 46% 35% 39% Equity / Total Capitalization (1) 68% 48% 52% 55% 50% 57% 37% 54% 43% 47% 2018 Avg. Monthly Residential Rev. ($) 130.61 168.63 139.03 130.38 136.85 151.48 150.30 135.54 141.11 132.36 Avg. Monthly Residential kWh 1,282 1,298 1,101 1,251 1,112 1,172 1,077 1,286 1,167 1,001 Avg. Residential Rev.(cents per kWh) 10.19 12.99 12.62 10.42 12.31 12.92 13.96 10.54 12.10 13.22 Times Interest Earned Ratio (1) 2.52 1.91 2.63 4.17 2.42 3.14 1.78 2.59 2.11 2.42 Equity / Assets (1) 60% 39% 41% 48% 38% 47% 34% 43% 34% 38% Equity / Total Capitalization (1) 71% 48% 56% 55% 47% 59% 37% 53% 42% 46% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Table 1 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2020 Avg. Monthly Residential Rev. ($) 149.94 165.99 124.51 151.18 149.97 158.18 139.38 132.91 133.50 137.55 Avg. Monthly Residential kWh 1,165 1,152 950 1,151 1,201 1,192 1,066 1,188 1,177 1,079 Avg. Residential Rev.(cents per kWh) 12.88 14.41 13.10 13.14 12.49 13.27 13.08 11.19 11.34 12.75 Times Interest Earned Ratio (1) 2.23 3.30 5.53 1.99 2.16 3.90 2.80 2.26 2.74 4.10 Equity / Assets (1) 43% 48% 68% 42% 37% 48% 39% 48% 32% 48% Equity / Total Capitalization (1) 48% 61% 81% 51% 43% 59% 45% 58% 46% 56% 2019 Avg. Monthly Residential Rev. ($) 155.31 165.85 127.36 155.32 148.87 159.92 141.49 138.78 128.08 139.97 Avg. Monthly Residential kWh 1,221 1,191 1,002 1,200 1,184 1,228 1,102 1,220 1,234 1,115 Avg. Residential Rev.(cents per kWh) 12.72 13.93 12.71 12.95 12.58 13.03 12.84 11.38 10.38 12.55 Times Interest Earned Ratio (1) 2.22 2.17 4.18 1.99 1.61 3.46 2.67 2.69 2.73 3.89 Equity / Assets (1) 42% 46% 64% 41% 36% 48% 38% 48% 34% 46% Equity / Total Capitalization (1) 47% 61% 79% 48% 42% 56% 44% 57% 47% 54% 2018 Avg. Monthly Residential Rev. ($) 158.26 160.66 127.21 150.66 148.00 159.34 144.41 142.01 131.65 138.40 Avg. Monthly Residential kWh 1,250 1,186 1,009 1,213 1,203 1,244 1,120 1,232 1,261 1,118 Avg. Residential Rev.(cents per kWh) 12.66 13.54 12.61 12.42 12.30 12.81 12.90 11.53 10.44 12.38 Times Interest Earned Ratio (1) 2.30 1.83 3.73 1.93 2.25 3.57 2.85 2.68 3.02 5.48 Equity / Assets (1) 41% 47% 62% 40% 38% 51% 35% 46% 37% 45% Equity / Total Capitalization (1) 45% 65% 75% 47% 43% 58% 40% 55% 53% 52% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2020 Avg. Monthly Residential Rev. ($) 125.83 158.42 165.90 123.47 149.50 125.39 144.01 125.29 137.16 Avg. Monthly Residential kWh 1,261 1,231 1,265 890 1,166 1,116 1,234 1,027 1,177 Avg. Residential Rev.(cents per kWh) 9.97 12.9 13.12 13.9 12.83 11.24 11.67 12.20 11.65 Times Interest Earned Ratio (1) 2.09 3.64 2.51 4.15 3.41 5.26 4.48 2.35 2.95 Equity / Assets (1) 33% 42% 48% 49% 36% 68% 36% 52% 42% Equity / Total Capitalization (1) 53% 49% 54% 52% 39% 75% 59% 56% 52% 2019 Avg. Monthly Residential Rev. ($) 134.01 165.22 172.19 126.07 157.38 127.32 147.44 127.09 139.74 Avg. Monthly Residential kWh 1,340 1,309 1,311 936 1,245 1,128 1,288 1,064 1,223 Avg. Residential Rev.(cents per kWh) 10.00 12.62 13.14 13.46 12.64 11.28 11.45 11.95 11.42 Times Interest Earned Ratio (1) 2.22 3.56 2.16 2.63 3.35 4.28 5.00 2.17 2.84 Equity / Assets (1) 36% 41% 49% 38% 34% 67% 37% 53% 42% Equity / Total Capitalization (1) 55% 48% 55% 54% 37% 75% 64% 57% 52% 2018 Avg. Monthly Residential Rev. ($) 133.25 163.79 172.89 118.03 149.94 127.70 151.05 130.86 140.57 Avg. Monthly Residential kWh 1,356 1,298 1,334 895 1,209 1,144 1,305 1,094 1,244 Avg. Residential Rev.(cents per kWh) 9.83 12.62 12.96 13.18 12.41 11.16 11.57 11.96 11.30 Times Interest Earned Ratio (1) 2.05 2.60 2.08 4.91 2.13 3.91 1.85 2.67 2.64 Equity / Assets (1) 34% 41% 48% 39% 38% 64% 37% 52% 42% Equity / Total Capitalization (1) 54% 50% 55% 53% 42% 73% 61% 56% 52% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2020 Residential Service 18,827 45,653 21,412 49,511 53,933 17,950 190,114 61,923 76,940 30,348 Commercial & Industrial 1,877 5,171 391 2,566 5,318 2,815 17,152 3,650 6,382 4,258 Other 260 5 783 383 363 139 5,420 3,220 892 1,024 Total Consumers Served 20,964 50,829 22,586 52,460 59,614 20,904 212,686 68,793 84,214 35,630 2019 Residential Service 18,705 44,909 20,998 48,821 52,721 17,393 187,233 61,093 75,361 30,111 Commercial & Industrial 1,873 5,074 371 2,555 5,206 2,673 16,969 3,591 6,319 4,210 Other 255 8 765 384 345 141 5,388 3,156 817 994 Total Consumers Served 20,833 49,991 22,134 51,760 58,272 20,207 209,590 67,840 82,497 35,315 2018 Residential Service 18,636 44,166 20,892 48,313 51,547 16,877 185,039 60,458 74,306 29,926 Commercial & Industrial 1,851 4,972 372 2,543 5,149 2,645 16,785 3,552 6,187 4,176 Other 248 8 460 381 337 141 5,358 3,100 792 969 Total Consumers Served 20,735 49,146 21,724 51,237 57,033 19,663 207,182 67,110 81,285 35,071 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2020 Residential Service 21,799 77,451 18,708 125,898 32,749 28,513 10,669 214,537 32,661 10,930 Commercial & Industrial 1,471 10,883 489 10,394 2,530 8,477 233 18,177 1,826 149 Other 441 1,175 701 1,908 8 11 1,630 5,103 439 450 Total Consumers Served 23,711 89,509 19,898 138,200 35,287 37,001 12,532 237,817 34,926 11,529 2019 Residential Service 21,489 76,082 18,681 123,383 32,498 28,344 10,634 210,196 32,277 10,884 Commercial & Industrial 1,440 10,586 492 10,394 2,563 8,308 226 17,902 1,799 147 Other 429 1,134 692 1,813 6 11 1,617 5,003 431 441 Total Consumers Served 23,358 87,802 19,865 135,590 35,067 36,663 12,477 233,101 34,507 11,472 2018 Residential Service 21,259 75,165 18,673 120,754 32,222 28,213 10,611 206,476 32,030 10,833 Commercial & Industrial 1,407 10,417 493 10,587 2,526 8,100 225 17,583 1,776 145 Other 413 1,114 685 1,586 6 11 1,581 4,891 427 432 Total Consumers Served 23,079 86,696 19,851 132,927 34,754 36,324 12,417 228,950 34,233 11,410

Table 2 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2020 Residential Service 5,172 20,953 11,035 10,475 35,348 15,733 15,755 51,565 167,510 8,290 Commercial & Industrial 1,776 1,169 691 2,161 2,367 662 3,007 2,759 17,259 615 Other 1,231 3,017 648 193 434 1,010 - 2,498 2,037 220 Total Consumers Served 8,179 25,139 12,374 12,829 38,149 17,405 18,762 56,822 186,806 9,125 2019 Residential Service 5,160 20,900 10,934 10,447 34,834 15,536 15,632 50,980 164,076 8,165 Commercial & Industrial 1,747 1,161 679 2,093 2,364 626 2,923 2,690 16,961 611 Other 1,207 2,960 624 194 442 994 - 2,449 2,016 217 Total Consumers Served 8,114 25,021 12,237 12,734 37,640 17,156 18,555 56,119 183,053 8,993 2018 Residential Service 5,174 20,993 10,914 10,417 34,311 15,442 15,579 50,705 160,224 8,527 Commercial & Industrial 1,740 1,162 672 2,033 2,294 606 2,865 2,676 16,653 167 Other 1,186 2,925 608 186 439 974 - 2,396 1,970 201 Total Consumers Served 8,100 25,080 12,194 12,636 37,044 17,022 18,444 55,777 178,847 8,895 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2020 Residential Service 96,969 18,855 14,777 13,504 19,855 8,225 122,399 14,991 1,791,937 Commercial & Industrial 4,199 1,081 5,093 477 2,122 545 8,268 621 159,081 Other 1,350 21 837 1,012 - 140 1,674 132 40,809 Total Consumers Served 102,518 19,957 20,707 14,993 21,977 8,910 132,341 15,744 1,991,827 2019 Residential Service 95,317 18,490 14,730 13,309 19,649 8,462 120,480 14,872 1,763,786 Commercial & Industrial 4,135 1,069 5,062 472 2,101 555 8,153 601 156,701 Other 1,324 21 806 981 - 133 1,680 130 40,008 Total Consumers Served 100,776 19,580 20,598 14,762 21,750 9,150 130,313 15,603 1,960,495 2018 Residential Service 93,985 18,226 14,761 13,778 19,453 8,362 118,824 14,800 1,740,871 Commercial & Industrial 4,120 1,066 5,034 501 2,074 626 8,045 596 154,421 Other 1,296 20 781 982 - 124 1,682 130 38,840 Total Consumers Served 99,401 19,312 20,576 15,261 21,527 9,112 128,551 15,526 1,934,132

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2020 Residential Service 239,873 641,083 296,717 677,457 820,697 269,638 2,543,578 880,402 1,111,393 441,588 Commercial & Industrial 172,340 109,568 131,095 372,821 434,170 235,347 1,116,709 284,411 436,835 201,968 Other 9,625 95 14,744 5,216 3,524 2,107 220,365 86,445 6,956 39,248 Total MWh Sales 421,837 750,747 442,556 1,055,494 1,258,391 507,092 3,880,653 1,251,259 1,555,184 682,804 2019 Residential Service 240,929 666,875 295,932 704,773 834,284 257,810 2,624,574 891,503 1,149,419 452,653 Commercial & Industrial 178,404 119,378 127,780 388,212 460,689 253,956 1,210,103 295,643 466,686 209,021 Other 12,376 134 18,128 6,725 3,808 2,529 250,006 110,243 7,472 45,664 Total MWh Sales 431,709 786,387 441,840 1,099,710 1,298,781 514,295 4,084,682 1,297,389 1,623,576 707,339 2018 Residential Service 244,482 663,321 304,568 713,714 827,959 257,867 2,642,429 889,645 1,149,478 468,382 Commercial & Industrial 173,694 118,902 121,043 390,532 443,688 263,344 1,214,563 281,552 462,895 205,920 Other 6,983 164 5,135 6,750 4,001 2,652 257,274 84,912 8,046 36,048 Total MWh Sales 425,158 782,387 430,745 1,110,995 1,275,648 523,862 4,114,266 1,256,109 1,620,419 710,350 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2020 Residential Service 319,106 1,176,028 246,250 1,776,843 408,915 378,774 133,847 3,105,148 437,678 126,159 Commercial & Industrial 66,862 589,703 39,039 988,478 90,821 199,726 30,832 1,952,614 120,962 49,393 Other 6,695 42,763 17,776 12,969 6,717 621 32,714 281,927 20,704 6,750 Total MWh Sales 392,663 1,808,495 303,065 2,778,290 506,453 579,120 197,394 5,339,689 579,344 182,302 2019 Residential Service 319,103 1,171,442 252,909 1,828,915 406,101 385,131 136,731 3,161,520 448,435 128,863 Commercial & Industrial 71,620 620,395 44,127 1,022,482 102,485 202,778 32,844 2,062,290 123,937 53,397 Other 7,138 55,144 20,882 14,605 94 786 37,740 304,513 25,502 9,015 Total MWh Sales 397,861 1,846,981 317,917 2,866,003 508,679 588,695 207,315 5,528,323 597,875 191,275 2018 Residential Service 327,007 1,171,060 246,801 1,813,154 429,836 396,864 137,097 3,186,606 448,418 130,133 Commercial & Industrial 71,565 597,767 36,102 1,057,917 107,621 200,322 33,333 2,096,687 121,603 52,713 Other 4,247 45,772 15,009 14,757 101 684 19,610 299,703 18,893 4,932 Total MWh Sales 402,819 1,814,599 297,912 2,885,829 537,558 597,870 190,041 5,582,996 588,914 187,779

Table 3 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2020 Residential Service 72,274 289,601 125,815 144,650 509,397 225,017 201,446 735,093 2,365,426 107,312 Commercial & Industrial 42,768 76,984 47,355 106,722 81,739 32,328 67,764 318,372 972,180 73,535 Other 24,957 69,919 10,273 6,007 15,983 26,487 - 42,805 166,606 4,345 Total MWh Sales 139,998 436,503 183,443 257,378 607,119 283,832 269,211 1,096,270 3,504,212 185,193 2019 Residential Service 75,630 298,611 131,456 150,414 494,842 228,886 206,767 746,215 2,428,883 109,246 Commercial & Industrial 45,994 77,321 49,619 116,751 76,708 30,170 66,234 327,777 1,048,639 67,667 Other 33,316 81,802 14,511 8,262 17,482 34,075 - 48,105 179,062 5,789 Total MWh Sales 154,940 457,734 195,586 275,428 589,033 293,131 273,000 1,122,096 3,656,585 182,703 2018 Residential Service 77,589 298,891 132,120 151,675 495,273 230,479 209,327 749,663 2,424,473 114,359 Commercial & Industrial 44,699 78,282 52,217 120,606 61,528 27,248 66,796 315,381 1,038,654 63,607 Other 18,790 52,894 6,629 5,223 17,415 19,652 - 32,155 173,179 3,552 Total MWh Sales 141,078 430,067 190,965 277,504 574,216 277,379 276,122 1,097,199 3,636,306 181,518 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2020 Residential Service 1,467,869 278,542 224,260 144,233 277,714 110,101 1,812,514 184,787 25,307,226 Commercial & Industrial 434,257 53,055 87,258 28,147 101,207 14,944 692,403 151,802 11,006,513 Other 18,245 4,381 37,320 47,798 - 2,483 67,425 6,609 1,369,607 Total MWh Sales 1,920,371 335,978 348,838 220,178 378,921 127,528 2,572,342 343,198 37,683,346 2019 Residential Service 1,532,624 290,391 231,701 149,558 293,503 114,580 1,861,914 189,863 25,892,987 Commercial & Industrial 466,838 54,236 92,649 25,685 107,708 15,501 692,079 165,573 11,573,381 Other 18,191 5,354 44,913 51,141 - 2,863 75,600 8,130 1,561,101 Total MWh Sales 2,017,653 349,981 369,264 226,385 401,211 132,945 2,629,594 363,567 39,027,470 2018 Residential Service 1,529,226 283,906 236,288 148,019 282,158 114,832 1,861,384 194,279 25,982,761 Commercial & Industrial 478,524 52,012 94,976 26,150 100,564 15,941 698,569 178,775 11,566,289 Other 18,090 5,133 31,203 31,064 - 2,968 75,432 5,360 1,334,413 Total MWh Sales 2,025,840 341,051 362,467 205,233 382,722 133,741 2,635,384 378,414 38,883,463

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2020 Residential Service $32,105,318 $72,888,512 $36,723,596 $82,079,923 $86,027,796 $36,923,668 $294,194,966 $92,307,200 $123,733,422 $63,885,361 Commercial & Industrial 16,892,426 13,872,280 10,643,640 29,835,106 32,933,177 22,534,941 107,503,767 25,066,207 41,970,853 20,396,185 Other 1,159,794 27,980 2,161,442 877,493 818,416 395,366 21,120,519 9,068,749 1,962,648 5,134,294 Total Electric Sales $50,157,538 $86,788,772 $49,528,678 $112,792,522 $119,779,389 $59,853,975 $422,819,252 $126,442,156 $167,666,923 $89,415,840 Other Operating Revenue 295,933 3,218,356 10,136,532 5,604,455 (1,357,085) 656,034 7,911,894 2,717,768 5,182,920 7,122,381 Total Operating Revenue $50,453,471 $90,007,128 $59,665,210 $118,396,977 $118,422,304 $60,510,009 $430,731,146 $129,159,924 $172,849,843 $96,538,221 2019 Residential Service $32,685,358 $74,868,918 $36,640,315 $84,397,569 $85,009,865 $35,893,223 $291,307,996 $95,052,444 $129,192,456 $65,341,537 Commercial & Industrial 17,160,008 14,726,324 11,252,179 30,783,909 34,530,908 23,403,673 111,724,008 26,499,496 44,926,944 20,893,222 Other 1,429,735 34,276 2,354,480 978,401 756,261 441,378 22,672,841 11,863,430 1,932,003 5,840,411 Total Electric Sales $51,275,101 $89,629,518 $50,246,974 $116,159,879 $120,297,034 $59,738,274 $425,704,845 $133,415,370 $176,051,403 $92,075,170 Other Operating Revenue 597,618 39,731 9,581,336 3,682,112 (1,741,117) (3,756,934) 9,440,453 3,587,873 971,797 2,301,453 Total Operating Revenue $51,872,719 $89,669,249 $59,828,310 $119,841,991 $118,555,917 $55,981,340 $435,145,298 $137,003,243 $177,023,200 $94,376,623 2018 Residential Service $32,752,880 $74,113,228 $36,207,840 $84,350,577 $81,709,339 $35,067,018 $288,651,411 $96,004,648 $126,091,128 $65,849,485 Commercial & Industrial 16,793,300 14,587,149 9,972,993 30,558,970 33,146,913 23,463,497 113,517,188 25,498,098 43,576,516 20,729,601 Other 861,945 35,121 773,740 904,816 736,024 444,126 23,163,771 9,175,385 1,902,315 4,722,492 Total Electric Sales $50,408,125 $88,735,498 $46,954,573 $115,814,363 $115,592,276 $58,974,641 $425,332,370 $130,678,131 $171,569,959 $91,301,578 Other Operating Revenue 644,174 (2,829,155) 8,733,048 3,902,139 6,119,163 834,102 9,154,425 3,399,061 (1,611,741) 1,032,426 Total Operating Revenue $51,052,299 $85,906,343 $55,687,621 $119,716,502 $121,711,439 $59,808,743 $434,486,795 $134,077,192 $169,958,218 $92,334,004 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2020 Residential Service $32,887,036 $147,752,394 $34,214,217 $185,908,336 $52,910,424 $46,115,527 $18,557,194 $355,099,317 $53,786,609 $16,825,846 Commercial & Industrial 7,106,560 58,743,762 4,157,541 92,644,991 10,872,879 22,971,749 3,473,997 188,217,738 12,085,451 4,804,263 Other 1,009,893 5,797,905 2,662,554 2,832,696 984,574 64,755 4,838,314 34,943,277 3,048,652 1,008,946 Total Electric Sales $41,003,489 $212,294,061 $41,034,312 $281,386,023 $64,767,877 $69,152,031 $26,869,505 $578,260,332 $68,920,712 $22,639,055 Other Operating Revenue (2,283,074) 5,657,457 1,380,823 5,717,967 2,360,186 2,580,999 438,985 17,549,022 2,487,567 329,921 Total Operating Revenue $38,720,415 $217,951,518 $42,415,135 $287,103,990 $67,128,063 $71,733,030 $27,308,490 $595,809,354 $71,408,279 $22,968,976 2019 Residential Service $33,423,559 $147,876,722 $32,209,023 $184,433,166 $53,162,849 $50,633,076 $19,245,457 $351,619,943 $53,774,702 $17,652,798 Commercial & Industrial 7,559,160 61,872,840 4,347,780 90,175,899 12,042,920 25,107,763 3,756,687 193,094,163 12,083,016 5,023,280 Other 1,044,094 6,948,080 2,736,639 2,918,606 10,363 84,338 5,590,672 35,453,189 3,283,628 1,283,683 Total Electric Sales $42,026,813 $216,697,642 $39,293,442 $277,527,671 $65,216,132 $75,825,177 $28,592,816 $580,167,295 $69,141,346 $23,959,761 Other Operating Revenue (2,274,383) 6,056,910 1,233,014 7,060,003 2,057,968 (5,151,886) (2,098,620) 7,726,283 2,881,651 443,968 Total Operating Revenue $39,752,430 $222,754,552 $40,526,456 $284,587,674 $67,274,100 $70,673,291 $26,494,196 $587,893,578 $72,022,997 $24,403,729 2018 Residential Service $33,318,941 $152,098,460 $31,152,965 $188,929,439 $52,915,402 $51,285,058 $19,138,282 $335,818,765 $54,238,259 $17,206,722 Commercial & Industrial 7,389,076 64,360,626 3,724,329 97,365,724 11,846,336 24,512,415 3,842,470 188,556,032 12,090,082 4,967,324 Other 810,756 5,907,606 2,116,351 2,751,568 11,140 74,214 3,302,339 33,947,347 2,651,282 785,861 Total Electric Sales $41,518,773 $222,366,692 $36,993,645 $289,046,731 $64,772,878 $75,871,687 $26,283,091 $558,322,144 $68,979,623 $22,959,907 Other Operating Revenue (974,576) (2,290,969) 1,182,312 7,053,523 (164,273) (7,603,735) 419,152 7,328,798 2,822,240 170,804 Total Operating Revenue $40,544,197 $220,075,723 $38,175,957 $296,100,254 $64,608,605 $68,267,952 $26,702,243 $565,650,942 $71,801,863 $23,130,711

Table 4 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2020 Residential Service $9,305,779 $41,737,073 $16,487,631 $19,003,717 $63,613,395 $29,864,226 $26,351,947 $82,243,351 $268,347,683 $13,683,306 Commercial & Industrial 5,370,804 9,356,554 4,764,109 9,764,392 8,131,784 3,419,230 8,428,571 21,731,177 96,208,244 7,323,180 Other 3,906,149 9,794,705 1,610,536 700,107 1,854,977 3,845,967 - 5,284,985 18,156,173 584,454 Total Electric Sales $18,582,732 $60,888,332 $22,862,276 $29,468,216 $73,600,156 $37,129,423 $34,780,518 $109,259,513 $382,712,100 $21,590,940 Other Operating Revenue 532,323 2,337,166 640,556 (1,248,202) 615,441 (1,107,333) 965,402 3,295,836 (7,632,635) 581,548 Total Operating Revenue $19,115,055 $63,225,498 $23,502,832 $28,220,014 $74,215,597 $36,022,090 $35,745,920 $112,555,349 $375,079,465 $22,172,488 2019 Residential Service $9,616,936 $41,594,118 $16,710,997 $19,471,885 $62,227,116 $29,813,748 $26,541,828 $84,902,534 $252,169,482 $13,714,331 Commercial & Industrial 5,887,308 8,969,321 4,987,497 10,412,513 8,180,165 3,261,252 8,239,515 23,018,348 95,598,632 6,758,631 Other 4,881,324 10,957,963 2,063,394 911,877 1,953,193 4,628,734 - 6,152,839 17,638,710 697,412 Total Electric Sales $20,385,568 $61,521,402 $23,761,888 $30,796,275 $72,360,474 $37,703,734 $34,781,343 $114,073,721 $365,406,824 $21,170,374 Other Operating Revenue (987,647) 1,990,693 708,353 (1,644,363) 848,147 (1,247,006) 1,004,800 3,347,448 (4,349,572) 458,858 Total Operating Revenue $19,397,921 $63,512,095 $24,470,241 $29,151,912 $73,208,621 $36,456,728 $35,786,143 $117,421,169 $361,057,252 $21,629,232 2018 Residential Service $9,826,245 $40,473,625 $16,661,091 $18,833,671 $60,935,397 $29,526,060 $26,996,437 $86,406,145 $253,116,707 $14,161,574 Commercial & Industrial 5,774,065 8,876,786 5,082,352 10,364,972 7,350,879 3,128,721 8,389,138 22,444,436 96,078,383 6,291,246 Other 3,067,832 7,273,113 1,109,522 604,511 1,964,111 2,913,525 - 4,675,616 17,284,810 483,837 Total Electric Sales $18,668,142 $56,623,524 $22,852,965 $29,803,154 $70,250,387 $35,568,306 $35,385,575 $113,526,197 $366,479,900 $20,936,657 Other Operating Revenue 227,568 1,477,630 712,424 717,181 801,656 (1,318,206) (33,567) 3,292,757 (6,375,816) 411,608 Total Operating Revenue $18,895,710 $58,101,154 $23,565,389 $30,520,335 $71,052,043 $34,250,100 $35,352,008 $116,818,954 $360,104,084 $21,348,265 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2020 Residential Service $146,415,651 $35,844,380 $29,418,721 $20,008,108 $35,620,043 $12,376,327 $211,515,231 $22,538,567 $2,949,301,798 Commercial & Industrial 35,417,245 5,650,288 12,299,707 4,251,948 9,535,209 1,757,642 67,420,519 12,326,140 1,049,884,256 Other 3,355,681 482,655 5,532,796 8,535,010 - 304,810 9,607,775 783,312 174,258,359 Total Electric Sales $185,188,577 $41,977,323 $47,251,224 $32,795,066 $45,155,252 $14,438,779 $288,543,525 $35,648,019 $4,173,444,413 Other Operating Revenue 4,024,433 943,569 144,055 326,453 1,287,009 648,961 26,809,219 865,747 111,738,589 Total Operating Revenue $189,213,010 $42,920,892 $47,395,279 $33,121,519 $46,442,261 $15,087,740 $315,352,744 $36,513,766 $4,285,183,002 2019 Residential Service $153,277,676 $36,659,428 $30,436,355 $20,133,741 $37,109,095 $12,928,433 $213,163,820 $22,681,031 $2,957,573,530 Commercial & Industrial 37,474,717 5,778,139 12,884,388 3,855,058 10,312,798 1,830,157 68,713,880 12,894,171 1,080,020,669 Other 3,304,542 483,623 6,298,659 8,564,842 - 372,363 10,135,153 892,252 187,593,388 Total Electric Sales $194,056,935 $42,921,190 $49,619,402 $32,553,641 $47,421,893 $15,130,953 $292,012,853 $36,467,454 $4,225,187,587 Other Operating Revenue (2,142,904) 1,057,853 (1,722,384) 642,453 1,212,229 378,261 20,316,388 886,559 63,397,396 Total Operating Revenue $191,914,031 $43,979,043 $47,897,018 $33,196,094 $48,634,122 $15,509,214 $312,329,241 $37,354,013 $4,288,584,983 2018 Residential Service $150,286,034 $35,823,848 $30,624,808 $19,514,389 $35,001,919 $12,814,282 $215,383,921 $23,240,650 $2,936,526,650 Commercial & Industrial 37,818,562 5,664,892 12,938,226 3,883,063 9,709,177 1,888,273 70,620,623 13,867,530 1,080,669,963 Other 3,257,955 461,825 4,797,786 6,050,135 - 368,744 9,636,480 676,831 159,704,832 Total Electric Sales $191,362,551 $41,950,565 $48,360,820 $29,447,587 $44,711,096 $15,071,299 $295,641,024 $37,785,011 $4,176,901,445 Other Operating Revenue 6,399,668 1,052,900 (1,329,513) 640,848 1,157,946 662,985 (15,430,949) 843,670 31,231,708 Total Operating Revenue $197,762,219 $43,003,465 $47,031,307 $30,088,435 $45,869,042 $15,734,284 $280,210,075 $38,628,681 $4,208,133,153

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2020 Operating Revenue & Patronage Capital $50,453,474 $90,007,128 $59,665,210 $118,396,975 $118,422,304 $60,510,009 $430,731,145 $129,159,924 $172,849,844 $96,538,221 Depreciation and Amortization 4,167,374 6,912,180 5,868,562 9,585,535 7,928,944 4,132,942 32,436,976 10,401,376 11,581,685 10,421,272 Other Operating Expenses 42,131,986 79,319,293 49,250,931 95,171,701 102,918,321 48,065,693 368,410,352 109,949,058 151,023,398 80,165,101 Electric Operating Margin $4,154,114 $3,775,655 $4,545,717 $13,639,739 $7,575,039 $8,311,374 $29,883,817 $8,809,490 $10,244,761 $5,951,848 Other Income 1,688,397 3,360,899 1,199,602 1,671,223 3,552,898 1,136,446 39,122,045 2,150,674 10,045,610 1,263,941 Gross Operating Margin $5,842,511 $7,136,554 $5,745,319 $15,310,962 $11,127,937 $9,447,820 $69,005,862 $10,960,164 $20,290,371 $7,215,789 Interest on Long-term Debt 1,723,771 2,447,584 2,306,658 4,121,289 5,421,390 2,418,250 19,364,278 4,593,728 6,109,128 5,522,036 Other Deductions 12,485 67,776 4,944 15,219 141,126 132,606 234,717 - 257,210 28,648 Net Margins $4,106,255 $4,621,194 $3,433,717 $11,174,454 $5,565,421 $6,896,964 $49,406,867 $6,366,436 $13,924,033 $1,665,105 2019 Operating Revenue & Patronage Capital $51,872,719 $89,669,249 $59,828,310 $119,841,992 $118,555,917 $55,981,340 $435,145,298 $137,003,243 $177,023,200 $94,376,623 Depreciation and Amortization 3,946,602 6,651,952 5,751,816 9,311,574 7,485,458 3,782,692 32,739,463 9,755,615 11,012,348 9,813,601 Other Operating Expenses 44,488,912 78,958,360 48,539,416 100,591,952 102,583,367 46,932,224 358,379,038 116,077,827 147,878,865 78,917,247 Electric Operating Margin $3,437,205 $4,058,937 $5,537,078 $9,938,466 $8,487,092 $5,266,424 $44,026,798 $11,169,801 $18,131,987 $5,645,775 Other Income 1,634,198 2,496,362 1,490,623 2,442,425 4,496,416 1,095,114 29,155,895 1,969,997 8,328,474 1,803,391 Gross Operating Margin $5,071,403 $6,555,299 $7,027,701 $12,380,891 $12,983,508 $6,361,538 $73,182,693 $13,139,798 $26,460,461 $7,449,166 Interest on Long-term Debt 1,722,105 3,157,181 2,542,410 4,445,714 5,567,179 2,445,489 20,863,240 4,606,791 6,803,263 5,601,151 Other Deductions 25,308 122,068 7,147 64,098 342,775 14,614 1,331,599 - 343,379 13,328 Net Margins $3,323,990 $3,276,050 $4,478,144 $7,871,079 $7,073,554 $3,901,435 $50,987,853 $8,533,007 $19,313,819 $1,834,687 2018 Operating Revenue & Patronage Capital $51,052,299 $85,906,343 $55,687,621 $119,716,502 $121,711,439 $59,808,743 $434,486,795 $134,077,192 $169,958,219 $92,334,004 Depreciation and Amortization 3,815,962 6,350,682 5,666,670 8,718,684 7,031,690 3,521,201 29,070,550 9,332,114 10,596,793 9,490,820 Other Operating Expenses 42,013,895 76,065,503 45,758,800 98,667,076 107,868,379 46,164,841 378,738,824 116,491,583 149,219,261 77,410,372 Electric Operating Margin $5,222,442 $3,490,158 $4,262,151 $12,330,742 $6,811,370 $10,122,701 $26,677,421 $8,253,495 $10,142,165 $5,432,812 Other Income 1,588,384 2,804,468 1,473,988 2,780,173 4,180,277 961,098 31,378,176 1,926,833 7,795,961 1,505,972 Gross Operating Margin $6,810,826 $6,294,626 $5,736,139 $15,110,915 $10,991,647 $11,083,799 $58,055,597 $10,180,328 $17,938,126 $6,938,784 Interest on Long-term Debt 2,062,134 2,793,950 2,567,659 4,693,856 5,374,857 2,454,690 20,957,580 4,560,891 6,570,576 5,296,076 Other Deductions 1,309,388 408,160 7,984 149,625 266,600 23,687 1,132,158 - 471,770 106,658 Net Margins $3,439,304 $3,092,516 $3,160,496 $10,267,434 $5,350,190 $8,605,422 $35,965,859 $5,619,437 $10,895,780 $1,536,050 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2020 Operating Revenue & Patronage Capital $38,720,416 $217,951,518 $42,415,133 $287,103,981 $67,128,063 $71,733,031 $27,308,490 $595,809,354 $71,408,278 $22,968,977 Depreciation and Amortization 2,991,389 15,250,294 3,516,670 17,298,454 6,397,382 5,504,610 3,253,905 37,589,426 5,808,451 1,898,501 Other Operating Expenses 34,249,232 189,649,248 33,575,781 247,918,425 56,109,944 58,790,434 21,086,743 524,379,528 61,117,716 18,899,345 Electric Operating Margin $1,479,795 $13,051,976 $5,322,682 $21,887,102 $4,620,737 $7,437,987 $2,967,842 $33,840,400 $4,482,111 $2,171,131 Other Income 1,415,324 1,944,945 2,682,171 4,496,708 2,422,410 4,367,787 634,439 18,997,728 261,894 269,589 Gross Operating Margin $2,895,119 $14,996,921 $8,004,853 $26,383,810 $7,043,147 $11,805,774 $3,602,281 $52,838,128 $4,744,005 $2,440,720 Interest on Long-term Debt 1,043,309 6,244,800 1,668,125 10,035,502 2,904,396 2,327,222 1,871,066 16,835,438 2,356,844 1,200,000 Other Deductions - 490,650 136,144 46,535 185,146 800 34,844 3,884 104,877 - Net Margins $1,851,810 $8,261,471 $6,200,584 $16,301,773 $3,953,605 $9,477,752 $1,696,371 $35,998,806 $2,282,284 $1,240,720 2019 Operating Revenue & Patronage Capital $39,752,431 $222,754,550 $40,526,456 $284,587,674 $67,274,100 $70,673,291 $26,494,196 $587,893,578 $72,022,996 $23,665,085 Depreciation and Amortization 2,872,212 14,648,234 3,466,874 16,884,241 6,112,359 5,293,781 3,151,210 37,478,298 5,673,181 1,770,809 Other Operating Expenses 35,317,178 195,658,770 34,342,115 241,128,021 57,005,074 58,112,387 20,688,383 516,274,017 60,872,414 19,711,635 Electric Operating Margin $1,563,041 $12,447,546 $2,717,467 $26,575,412 $4,156,667 $7,267,123 $2,654,603 $34,141,263 $5,477,401 $2,182,641 Other Income 1,868,819 3,042,135 2,519,078 8,296,768 3,165,059 4,658,522 626,035 24,932,374 785,464 237,781 Gross Operating Margin $3,431,860 $15,489,681 $5,236,545 $34,872,180 $7,321,726 $11,925,645 $3,280,638 $59,073,637 $6,262,865 $2,420,422 Interest on Long-term Debt 1,291,067 6,738,843 1,540,655 10,091,102 3,268,555 3,001,394 1,943,799 21,574,579 2,882,130 1,416,000 Other Deductions - 578,355 636,628 317,369 13,412 6,478 68,098 124,027 98,440 - Net Margins $2,140,793 $8,172,483 $3,059,262 $24,463,709 $4,039,759 $8,917,773 $1,268,741 $37,375,031 $3,282,295 $1,004,422 2018 Operating Revenue & Patronage Capital $40,544,197 $220,075,723 $38,175,956 $296,100,253 $64,608,605 $68,267,952 $26,702,242 $565,650,942 $71,801,863 $23,130,712 Depreciation and Amortization 2,765,239 14,240,496 3,390,577 16,499,576 5,539,475 5,144,524 3,048,339 35,461,918 5,332,746 1,749,395 Other Operating Expenses 36,038,358 194,385,397 32,258,630 244,507,151 55,000,805 57,275,742 20,848,688 496,953,279 60,783,976 18,280,843 Electric Operating Margin $1,740,600 $11,449,830 $2,526,749 $35,093,526 $4,068,325 $5,847,686 $2,805,215 $33,235,745 $5,685,141 $3,100,474 Other Income 1,586,485 3,500,380 1,283,153 8,914,543 3,319,347 3,738,937 682,100 22,898,338 1,224,629 269,353 Gross Operating Margin $3,327,085 $14,950,210 $3,809,902 $44,008,069 $7,387,672 $9,586,623 $3,487,315 $56,134,083 $6,909,770 $3,369,827 Interest on Long-term Debt 1,317,743 7,554,954 1,297,356 10,536,636 2,882,749 3,048,818 1,924,128 21,611,445 3,265,536 1,392,000 Other Deductions - 542,565 393,001 122,739 418,901 1,400 67,855 88,904 12,997 - Net Margins $2,009,342 $6,852,691 $2,119,545 $33,348,694 $4,086,022 $6,536,405 $1,495,332 $34,433,734 $3,631,237 $1,977,827

Table 5 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2020 Operating Revenue & Patronage Capital $19,115,055 $63,225,498 $23,502,832 $28,220,014 $72,715,598 $36,022,090 $35,745,920 $112,555,347 $375,079,465 $22,172,487 Depreciation and Amortization 1,928,036 4,445,748 1,645,054 2,327,698 5,827,368 2,624,468 3,140,910 7,599,074 21,248,227 1,218,823 Other Operating Expenses 15,347,508 50,557,965 18,990,444 23,480,794 61,025,117 30,294,946 29,010,121 98,049,397 331,810,023 17,486,856 Electric Operating Margin $1,839,511 $8,221,785 $2,867,334 $2,411,522 $5,863,113 $3,102,676 $3,594,889 $6,906,876 $22,021,215 $3,466,808 Other Income 427,240 404,234 637,953 755,029 1,411,222 1,763,099 1,011,452 2,592,504 6,278,841 541,292 Gross Operating Margin $2,266,751 $8,626,019 $3,505,287 $3,166,551 $7,274,335 $4,865,775 $4,606,341 $9,499,380 $28,300,056 $4,008,100 Interest on Long-term Debt 999,219 2,550,544 633,152 1,584,300 3,278,307 1,247,064 1,641,929 4,160,602 10,232,977 795,319 Other Deductions 41,955 220,822 4,321 9,222 187,059 - 10,973 93,192 288,829 750,000 Net Margins $1,225,577 $5,854,653 $2,867,814 $1,573,029 $3,808,969 $3,618,711 $2,953,439 $5,245,586 $17,778,250 $2,462,781 2019 Operating Revenue & Patronage Capital $19,397,921 $63,512,095 $24,470,241 $29,151,912 $73,208,621 $36,456,731 $35,786,143 $117,421,165 $361,057,252 $21,629,231 Depreciation and Amortization 1,849,023 4,297,045 1,595,130 2,254,170 5,580,465 2,537,821 3,021,441 7,392,843 20,072,207 1,122,854 Other Operating Expenses 15,613,262 54,791,290 19,836,823 24,419,644 61,156,288 30,714,821 29,061,389 101,113,457 318,136,532 17,090,282 Electric Operating Margin $1,935,636 $4,423,760 $3,038,288 $2,478,098 $6,471,868 $3,204,089 $3,703,313 $8,914,865 $22,848,513 $3,416,095 Other Income 409,426 1,600,244 1,023,493 856,646 (724,025) 2,028,693 1,220,232 3,176,081 10,074,502 428,711 Gross Operating Margin $2,345,062 $6,024,004 $4,061,781 $3,334,744 $5,747,843 $5,232,782 $4,923,545 $12,090,946 $32,923,015 $3,844,806 Interest on Long-term Debt 992,774 2,461,274 968,554 1,678,449 3,512,836 1,514,305 1,845,326 4,454,936 12,003,299 794,744 Other Deductions 136,308 693,161 16,650 1,677 83,040 - 3,084 119,834 127,200 750,000 Net Margins $1,215,980 $2,869,569 $3,076,577 $1,654,618 $2,151,967 $3,718,477 $3,075,135 $7,516,176 $20,792,516 $2,300,062 2018 Operating Revenue & Patronage Capital $18,895,710 $58,101,153 $23,565,389 $30,520,335 $71,052,043 $34,250,099 $35,352,008 $116,818,952 $360,104,084 $21,348,265 Depreciation and Amortization 1,661,604 4,279,189 1,554,749 2,195,582 5,288,585 2,440,113 2,877,764 7,237,081 19,278,801 1,054,336 Other Operating Expenses 15,389,383 51,018,363 19,161,263 25,905,696 60,479,734 28,338,082 28,612,616 101,350,305 312,165,040 16,424,701 Electric Operating Margin $1,844,723 $2,803,601 $2,849,377 $2,419,057 $5,283,724 $3,471,904 $3,861,628 $8,231,566 $28,660,243 $3,869,228 Other Income 407,275 1,501,075 994,207 739,045 2,435,676 1,751,037 1,311,142 3,182,233 6,475,410 407,726 Gross Operating Margin $2,251,998 $4,304,676 $3,843,584 $3,158,102 $7,719,400 $5,222,941 $5,172,770 $11,413,799 $35,135,653 $4,276,954 Interest on Long-term Debt 934,189 2,154,329 1,023,146 1,597,125 3,379,905 1,464,404 1,785,746 4,068,369 11,587,177 778,809 Other Deductions 107,779 353,629 24,852 72,952 123,675 758 80,720 514,670 176,005 9,166 Net Margins $1,210,030 $1,796,718 $2,795,586 $1,488,025 $4,215,820 $3,757,779 $3,306,304 $6,830,760 $23,372,471 $3,488,979 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2020 Operating Revenue & Patronage Capital $189,213,010 $42,920,892 $47,395,279 $33,121,519 $46,442,261 $15,087,745 $315,352,744 $36,513,765 $4,283,682,996 Depreciation and Amortization 11,169,486 3,239,695 3,894,093 2,479,809 4,205,901 927,658 15,337,295 2,796,474 299,001,745 Other Operating Expenses 172,389,703 34,770,610 39,763,305 27,594,193 33,783,127 12,338,146 285,828,457 31,714,799 3,686,417,741 Electric Operating Margin $5,653,821 $4,910,587 $3,737,881 $3,047,517 $8,453,233 $1,821,941 $14,186,992 $2,002,492 $298,263,510 Other Income 2,865,107 744,329 1,416,183 3,493,798 399,436 596,144 8,530,778 930,382 137,483,753 Gross Operating Margin $8,518,928 $5,654,916 $5,154,064 $6,541,315 $8,852,669 $2,418,084 $22,717,770 $2,932,874 $435,747,262 Interest on Long-term Debt 4,021,840 1,553,183 2,037,597 1,499,839 2,591,675 456,144 5,036,792 1,247,343 146,082,640 Other Deductions 117,697 - 30,652 321,709 23,574 18,183 159,366 - 4,175,165 Net Margins $4,379,391 $4,101,733 $3,085,815 $4,719,767 $6,237,420 $1,943,757 $17,521,612 $1,685,531 $285,489,457 2019 Operating Revenue & Patronage Capital $191,914,031 $43,979,044 $47,897,018 $33,196,094 $48,634,122 $15,509,213 $312,329,241 $37,360,120 $4,287,852,443 Depreciation and Amortization 11,098,796 3,018,986 3,799,553 2,383,112 4,112,932 900,573 14,908,434 2,700,132 290,247,837 Other Operating Expenses 174,118,647 35,994,082 40,274,973 27,888,366 34,881,629 12,905,796 282,406,096 32,524,414 3,675,384,993 Electric Operating Margin $6,696,588 $4,965,976 $3,822,492 $2,924,616 $9,639,561 $1,702,844 $15,014,711 $2,135,574 $322,219,614 Other Income 2,431,649 1,160,518 1,757,087 2,089,962 887,453 795,067 9,548,665 1,096,402 144,905,736 Gross Operating Margin $9,128,237 $6,126,494 $5,579,579 $5,014,578 $10,527,014 $2,497,911 $24,563,376 $3,231,976 $467,125,350 Interest on Long-term Debt 4,061,249 1,723,248 2,452,774 1,550,476 3,118,929 580,453 4,879,880 1,487,777 161,583,930 Other Deductions 97,029 - 278,707 938,371 67,412 15,086 182,672 - 7,617,354 Net Margins $4,969,959 $4,403,246 $2,848,098 $2,525,731 $7,340,673 $1,902,372 $19,500,824 $1,744,199 $297,924,065 2018 Operating Revenue & Patronage Capital $197,762,219 $43,003,465 $47,031,307 $30,088,436 $45,869,042 $15,734,284 $280,210,075 $38,628,680 $4,208,133,148 Depreciation and Amortization 10,648,757 2,833,854 3,650,549 2,313,214 3,929,620 889,035 14,488,504 2,621,657 276,010,445 Other Operating Expenses 181,984,884 36,627,193 39,549,837 23,289,927 36,510,154 12,961,432 267,223,789 33,224,716 3,644,948,518 Electric Operating Margin $5,128,578 $3,542,418 $3,830,921 $4,485,295 $5,429,268 $1,883,817 -$1,502,218 $2,782,307 $287,174,185 Other Income 3,451,364 1,235,311 1,705,113 2,314,050 1,643,265 721,656 10,870,141 1,084,574 146,042,895 Gross Operating Margin $8,579,942 $4,777,729 $5,536,034 $6,799,345 $7,072,533 $2,605,473 $9,367,923 $3,866,881 $433,217,080 Interest on Long-term Debt 4,059,710 1,836,454 2,640,445 1,347,935 3,300,777 662,264 4,954,068 1,449,308 161,187,794 Other Deductions 254,868 - 49,962 176,176 26,091 18,577 200,736 - 7,715,008 Net Margins $4,265,364 $2,941,275 $2,845,627 $5,275,234 $3,745,665 $1,924,632 $4,213,119 $2,417,573 $264,314,278

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2020 ASSETS Total Utility Plant (1) $138,532,955 $235,984,228 $158,856,105 $309,846,692 $277,043,422 $130,715,506 $963,434,008 $328,905,467 $393,509,331 $264,849,924 Depreciation 38,283,109 87,855,607 47,704,130 87,890,521 60,656,156 30,410,041 280,856,941 104,103,479 132,504,549 91,278,147 Net Plant 100,249,846 148,128,621 111,151,975 221,956,171 216,387,266 100,305,465 682,577,067 224,801,988 261,004,782 173,571,777 Other Assets 57,582,711 33,633,543 35,053,348 55,148,976 75,437,215 31,965,660 405,725,071 74,352,452 136,778,788 39,780,692 Total Assets $157,832,557 $181,762,164 $146,205,323 $277,105,147 $291,824,481 $132,271,125 $1,088,302,138 $299,154,440 $397,783,570 $213,352,469 EQUITY & LIABILITIES Equity $85,162,297 $80,527,546 $69,053,287 $121,592,108 $93,634,641 $52,069,969 $441,992,625 $135,651,822 $181,336,925 $71,203,383 Long-term Debt 57,362,139 55,618,915 47,478,788 118,832,418 151,143,494 65,753,527 405,717,261 120,451,024 141,670,939 115,869,053 Other Liabilities 15,308,121 45,615,703 29,673,248 36,680,621 47,046,346 14,447,629 240,592,252 43,051,594 74,775,706 26,280,033 Total Equity and Liabilities $157,832,557 $181,762,164 $146,205,323 $277,105,147 $291,824,481 $132,271,125 $1,088,302,138 $299,154,440 $397,783,570 $213,352,469 2019 ASSETS Total Utility Plant (1) $132,841,049 $227,821,866 $152,556,866 $297,881,481 $258,402,925 $123,618,767 $932,582,516 $317,219,483 $378,761,564 $250,132,228 Depreciation 35,668,482 85,149,006 44,345,235 85,367,347 57,907,224 28,645,610 266,727,736 97,088,048 127,532,597 82,997,181 Net Plant 97,172,567 142,672,860 108,211,631 212,514,134 200,495,701 94,973,157 665,854,780 220,131,435 251,228,967 167,135,047 Other Assets 45,339,553 33,272,629 30,237,529 44,875,580 72,637,528 31,078,329 333,818,653 71,518,000 126,002,770 40,784,229 Total Assets $142,512,120 $175,945,489 $138,449,160 $257,389,714 $273,133,229 $126,051,486 $999,673,433 $291,649,435 $377,231,737 $207,919,276 EQUITY & LIABILITIES Equity $80,452,137 $78,152,363 $67,518,307 $115,395,750 $90,623,066 $47,532,571 $424,057,135 $132,734,560 $174,769,587 $70,174,989 Long-term Debt 49,047,311 52,421,624 50,649,465 104,242,245 139,465,807 62,670,528 400,291,787 117,542,627 156,563,177 111,729,471 Other Liabilities 13,012,672 45,371,502 20,281,388 37,751,719 43,044,356 15,848,387 175,324,510 41,372,248 45,898,973 26,014,816 Total Equity and Liabilities $142,512,120 $175,945,489 $138,449,160 $257,389,714 $273,133,229 $126,051,486 $999,673,433 $291,649,435 $377,231,737 $207,919,276 2018 ASSETS Total Utility Plant (1) $128,252,494 $217,227,510 $147,431,688 $278,342,697 $247,121,395 $112,611,085 $907,189,136 $299,017,679 $362,770,394 $241,418,772 Depreciation 34,700,628 81,312,393 41,413,349 84,996,833 55,112,990 26,500,477 263,556,481 89,240,287 122,616,429 78,939,324 Net Plant 93,551,866 135,915,117 106,018,339 193,345,864 192,008,405 86,110,608 643,632,655 209,777,392 240,153,965 162,479,448 Other Assets 47,574,017 34,173,370 28,141,862 43,764,188 59,300,895 34,412,533 319,769,542 63,654,708 103,797,339 40,755,865 Total Assets $141,125,883 $170,088,487 $134,160,201 $237,110,052 $251,309,300 $120,523,141 $963,402,197 $273,432,100 $343,951,304 $203,235,313 EQUITY & LIABILITIES Equity $76,361,489 $77,160,220 $63,682,162 $108,102,568 $86,039,573 $45,008,072 $390,514,143 $119,722,014 $153,548,848 $67,011,163 Long-term Debt 50,769,062 49,348,706 50,569,595 101,893,715 118,471,798 65,264,674 390,291,786 110,308,463 138,068,803 109,296,308 Other Liabilities 13,995,332 43,579,561 19,908,444 27,113,769 46,797,929 10,250,395 182,596,268 43,401,623 52,333,653 26,927,842 Total Equity and Liabilities $141,125,883 $170,088,487 $134,160,201 $237,110,052 $251,309,300 $120,523,141 $963,402,197 $273,432,100 $343,951,304 $203,235,313 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2020 ASSETS Total Utility Plant (1) $93,665,370 $469,771,547 $117,401,828 $548,055,935 $187,440,225 $196,148,469 $106,019,106 $1,162,810,520 $193,108,618 $70,575,935 Depreciation 24,734,629 167,767,317 26,799,294 141,141,148 78,212,543 67,267,555 38,535,828 376,100,834 49,046,643 19,477,785 Net Plant 68,930,741 302,004,230 90,602,534 406,914,787 109,227,682 128,880,914 67,483,278 786,709,686 144,061,975 51,098,150 Other Assets 43,609,431 87,151,121 40,575,406 174,626,292 42,839,493 99,138,479 19,987,780 394,000,537 11,019,098 11,711,339 Total Assets $112,540,172 $389,155,351 $131,177,940 $581,541,079 $152,067,175 $228,019,393 $87,471,058 $1,180,710,223 $155,081,073 $62,809,489 EQUITY & LIABILITIES Equity $61,304,783 $153,307,365 $59,922,794 $274,845,366 $57,299,760 $108,138,271 $30,973,538 $544,485,013 $51,930,913 $24,908,813 Long-term Debt 28,145,494 $170,943,337 48,870,450 239,492,556 53,572,859 68,363,797 48,075,456 467,348,067 72,483,244 26,516,847 Other Liabilities 23,089,895 64,904,649 22,384,696 67,203,157 41,194,556 51,517,325 8,422,064 168,877,143 30,666,916 11,383,829 Total Equity and Liabilities $112,540,172 $389,155,351 $131,177,940 $581,541,079 $152,067,175 $228,019,393 $87,471,058 $1,180,710,223 $155,081,073 $62,809,489 2019 ASSETS Total Utility Plant (1) $90,200,098 $454,119,666 $117,671,754 $527,752,106 $177,132,480 $184,493,722 $102,010,977 $1,118,033,853 $187,178,494 $68,764,365 Depreciation 23,652,799 156,192,208 27,008,502 135,477,937 74,219,588 64,080,763 36,172,946 353,233,522 48,065,818 18,280,395 Net Plant 66,547,299 297,927,458 90,663,252 392,274,169 102,912,892 120,412,959 65,838,031 764,800,331 139,112,676 50,483,970 Other Assets 40,321,555 81,233,190 36,480,572 187,297,558 37,160,991 93,830,726 20,269,305 364,845,301 10,041,139 10,894,761 Total Assets $106,868,854 $379,160,648 $127,143,824 $579,571,727 $140,073,883 $214,243,685 $86,107,336 $1,129,645,632 $149,153,815 $61,378,731 EQUITY & LIABILITIES Equity $59,441,334 $149,637,695 $55,958,635 $283,628,946 $54,785,360 $94,708,565 $28,546,000 $519,926,477 $51,734,646 $24,044,088 Long-term Debt 28,503,613 $163,816,347 51,194,291 234,346,141 55,430,542 71,316,003 49,499,967 437,714,915 67,499,110 27,347,812 Other Liabilities 18,923,907 65,706,606 19,990,898 61,596,640 29,857,981 48,219,117 8,061,369 172,004,240 29,920,059 9,986,831 Total Equity and Liabilities $106,868,854 $379,160,648 $127,143,824 $579,571,727 $140,073,883 $214,243,685 $86,107,336 $1,129,645,632 $149,153,815 $61,378,731 2018 ASSETS Total Utility Plant (1) $86,418,222 $439,206,424 $119,744,355 $507,820,179 $173,916,261 $181,440,837 $98,906,761 $1,076,169,320 $181,411,262 $66,514,452 Depreciation 22,234,356 146,517,848 25,808,397 127,872,076 72,506,165 63,367,617 33,846,480 335,066,374 51,274,796 17,299,309 Net Plant 64,183,866 292,688,576 93,935,958 379,948,103 101,410,096 118,073,220 65,060,281 741,102,946 130,136,466 49,215,143 Other Assets 31,782,117 80,271,142 31,490,094 182,402,607 39,135,362 73,558,866 16,520,217 349,085,056 17,332,637 10,793,401 Total Assets $95,965,983 $372,959,718 $125,426,052 $562,350,710 $140,545,458 $191,632,086 $81,580,498 $1,090,188,002 $147,469,103 $60,008,544 EQUITY & LIABILITIES Equity $57,294,310 $145,317,034 $51,671,437 $270,630,264 $53,044,474 $90,073,632 $27,479,752 $469,663,135 $50,437,383 $22,832,325 Long-term Debt 23,108,534 $158,833,880 40,364,684 225,666,806 59,250,693 61,602,975 47,689,492 418,669,978 70,057,969 26,748,866 Other Liabilities 15,563,139 68,808,804 33,389,931 66,053,640 28,250,291 39,955,479 6,411,254 201,854,889 26,973,751 10,427,353 Total Equity and Liabilities $95,965,983 $372,959,718 $125,426,052 $562,350,710 $140,545,458 $191,632,086 $81,580,498 $1,090,188,002 $147,469,103 $60,008,544 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2020 ASSETS Total Utility Plant (1) $60,813,881 178,608,729 $64,091,391 $83,488,534 $206,677,684 $86,758,958 $108,932,219 $238,822,302 $699,592,798 $47,402,601 Depreciation 14,860,335 36,124,366 23,040,987 24,943,927 70,114,514 24,179,816 36,341,783 52,539,354 132,589,958 10,716,104 Net Plant 45,953,546 142,484,363 41,050,404 58,544,607 136,563,170 62,579,142 72,590,436 186,282,948 567,002,840 36,686,497 Other Assets 11,939,623 40,073,287 17,179,863 22,887,001 36,386,645 38,304,827 22,923,557 63,368,376 265,529,457 15,476,552 Total Assets $57,893,169 $182,557,650 $58,230,267 $81,431,608 $172,949,815 $100,883,969 $95,513,993 $249,651,324 $832,532,297 $52,163,049 EQUITY & LIABILITIES Equity $25,029,338 $88,440,279 $39,415,544 $33,940,146 $63,460,716 $48,729,156 $37,298,168 $118,747,039 $269,552,162 $24,861,707 Long-term Debt 27,289,601 56,912,500 9,113,782 33,100,027 82,429,785 34,277,086 45,403,795 84,842,195 319,927,545 19,720,923 Other Liabilities 5,574,230 37,204,871 9,700,941 14,391,435 27,059,314 17,877,727 12,812,030 46,062,090 243,052,590 7,580,419 Total Equity and Liabilities $57,893,169 $182,557,650 $58,230,267 $81,431,608 $172,949,815 $100,883,969 $95,513,993 $249,651,324 $832,532,297 $52,163,049 2019 ASSETS Total Utility Plant (1) $58,667,443 167,413,618 $61,781,356 $81,283,181 $198,832,925 $83,679,633 $105,621,993 $230,698,833 $659,661,686 $44,984,285 Depreciation 13,430,185 33,741,901 21,480,834 23,899,214 66,002,762 23,362,635 35,353,137 49,912,479 127,826,612 10,134,414 Net Plant 45,237,258 133,671,717 40,300,522 57,383,967 132,830,163 60,316,998 70,268,856 180,786,354 531,835,074 34,849,871 Other Assets 11,879,343 52,904,200 16,697,932 22,818,317 34,801,283 38,302,132 20,438,906 63,460,836 268,462,635 14,692,625 Total Assets $57,116,601 $186,575,917 $56,998,454 $80,202,284 $167,631,446 $98,619,130 $90,707,762 $244,247,190 $800,297,709 $49,542,496 EQUITY & LIABILITIES Equity $23,918,580 $85,821,533 $36,635,989 $32,641,839 $61,076,149 $46,990,616 $34,624,913 $117,714,798 $272,093,469 $22,853,099 Long-term Debt 26,485,489 55,234,653 9,694,874 35,137,067 85,665,600 36,558,586 44,244,198 90,146,201 301,695,610 19,702,440 Other Liabilities 6,712,532 45,519,731 10,667,591 12,423,378 20,889,697 15,069,928 11,838,651 36,386,191 226,508,630 6,986,957 Total Equity and Liabilities $57,116,601 $186,575,917 $56,998,454 $80,202,284 $167,631,446 $98,619,130 $90,707,762 $244,247,190 $800,297,709 $49,542,496 2018 ASSETS Total Utility Plant (1) $55,005,729 173,596,210 $61,174,549 $78,921,700 $188,048,686 $80,835,015 $101,296,543 $224,196,897 $629,882,751 $43,200,828 Depreciation 12,257,972 33,933,653 20,924,230 22,955,152 62,911,060 23,430,213 33,813,785 47,114,160 126,927,043 10,028,883 Net Plant 42,747,757 139,662,557 40,250,319 55,966,548 125,137,626 57,404,802 67,482,758 177,082,737 502,955,708 33,171,945 Other Assets 10,558,677 38,432,204 14,317,318 22,253,003 33,435,856 27,002,003 21,056,107 72,078,297 210,132,027 11,098,527 Total Assets $53,306,434 $178,094,761 $54,567,637 $78,219,551 $158,573,482 $84,406,805 $88,538,865 $249,161,034 $713,087,735 $44,270,472 EQUITY & LIABILITIES Equity $21,804,848 $83,910,498 $34,064,977 $31,106,060 $60,196,505 $42,821,258 $30,765,165 $114,697,666 $261,538,484 $19,940,155 Long-term Debt 26,292,665 44,512,714 11,225,568 34,745,703 79,153,614 30,634,154 46,205,305 95,375,190 227,918,485 18,095,885 Other Liabilities 5,208,921 49,671,549 9,277,092 12,367,788 19,223,363 10,951,393 11,568,395 39,088,178 223,630,766 6,234,432 Total Equity and Liabilities $53,306,434 $178,094,761 $54,567,637 $78,219,551 $158,573,482 $84,406,805 $88,538,865 $249,161,034 $713,087,735 $44,270,472 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2020 ASSETS Total Utility Plant (1) $318,287,714 $105,762,547 $136,401,073 $93,167,777 $136,024,055 $31,295,247 $485,937,949 $94,852,524 $9,523,593,174 Depreciation 135,357,688 30,604,592 33,733,177 30,030,233 29,721,328 12,453,573 191,050,581 34,604,970 2,873,633,542 Net Plant 182,930,026 75,157,955 102,667,896 63,137,544 106,302,727 18,841,674 294,887,368 60,247,554 6,649,959,632 Other Assets 111,876,461 36,521,552 41,066,903 31,398,384 9,399,341 19,392,330 272,351,372 31,038,692 2,957,231,655 Total Assets $294,806,487 $111,679,507 $143,734,799 $94,535,928 $115,702,068 $38,234,004 $567,238,740 $91,286,246 $9,607,191,287 EQUITY & LIABILITIES Equity $98,295,279 $46,723,586 $68,842,206 $46,129,270 $42,199,485 $25,873,313 $203,486,507 $47,430,142 $4,027,795,262 Long-term Debt 86,767,433 49,182,412 58,386,388 42,367,866 65,136,651 8,499,489 138,911,083 37,057,201 3,703,035,427 Other Liabilities 109,743,775 15,773,509 16,506,205 6,038,792 8,365,932 3,861,202 224,841,150 6,798,903 1,876,360,598 Total Equity and Liabilities $294,806,487 $111,679,507 $143,734,799 $94,535,928 $115,702,068 $38,234,004 $567,238,740 $91,286,246 $9,607,191,287 2019 ASSETS Total Utility Plant (1) $306,651,981 $96,672,808 $130,444,700 $87,832,533 $132,122,453 $29,928,431 $467,472,412 $92,035,009 $9,134,961,540 Depreciation 126,773,504 29,665,576 31,719,697 27,748,431 27,951,445 11,714,061 180,207,292 32,346,707 2,721,083,830 Net Plant 179,878,477 67,007,232 98,725,003 60,084,102 104,171,008 18,214,370 287,265,120 59,688,302 6,413,877,710 Other Assets 102,372,303 37,454,876 36,795,099 50,898,745 6,980,422 18,218,005 274,564,181 29,042,950 2,812,724,688 Total Assets $282,250,780 $104,462,108 $135,520,102 $110,982,847 $111,151,430 $36,432,375 $561,829,301 $88,731,252 $9,226,602,398 EQUITY & LIABILITIES Equity $101,620,390 $42,830,794 $66,213,366 $42,099,358 $37,495,589 $24,433,749 $209,820,389 $46,690,818 $3,909,397,649 Long-term Debt 82,023,823 45,894,735 54,273,127 36,586,865 62,633,074 7,936,405 116,061,274 35,215,285 3,576,482,089 Other Liabilities 98,606,567 15,736,579 15,033,609 32,296,624 11,022,767 4,062,221 235,947,638 6,825,149 1,740,722,659 Total Equity and Liabilities $282,250,780 $104,462,108 $135,520,102 $110,982,847 $111,151,430 $36,432,375 $561,829,301 $88,731,252 $9,226,602,398 2018 ASSETS Total Utility Plant (1) $298,111,198 $118,335,979 $127,421,357 $81,096,590 $127,760,759 $29,372,758 $448,244,911 $89,046,376 $8,828,479,759 Depreciation 122,135,269 26,669,344 32,403,198 26,285,618 26,956,822 11,136,034 170,540,512 30,063,396 2,614,668,953 Net Plant 175,975,929 91,666,635 95,018,159 54,810,972 100,803,937 18,236,724 277,704,399 58,982,980 6,213,810,806 Other Assets 88,757,561 (2,751,933) 38,470,187 50,437,724 21,288,981 17,421,245 240,822,133 27,743,897 2,550,269,632 Total Assets $264,733,490 $88,914,702 $133,488,346 $105,248,696 $122,092,918 $35,657,969 $518,526,532 $86,726,877 $8,764,080,438 EQUITY & LIABILITIES Equity $91,009,952 $36,675,597 $64,424,382 $41,514,200 $46,694,709 $22,975,378 $193,806,092 $44,998,530 $3,668,538,454 Long-term Debt 77,253,218 36,777,173 51,674,928 36,415,386 65,658,820 8,705,129 121,633,409 35,193,155 3,363,747,288 Other Liabilities 96,470,320 15,461,932 17,389,036 27,319,110 9,739,389 3,977,462 203,087,031 6,535,192 1,731,794,696 Total Equity and Liabilities $264,733,490 $88,914,702 $133,488,346 $105,248,696 $122,092,918 $35,657,969 $518,526,532 $86,726,877 $8,764,080,438 Footnotes: (1) Including construction work in progress.